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                                                                    Exhibit 99.1

                             SWVA BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                              __________ ____, 2001

      The undersigned hereby appoints the Board of Directors of SWVA Bancshares,
Inc. ("SWVA"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of
SWVA which the undersigned is entitled to vote at the 2000 Annual Meeting of
Stockholders, to be held at ____________________________________ Roanoke,
Virginia on ___________, 2001, at [10:30 a.m.] and at any and all adjournments thereof, in the following manner:
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                                                                     FOR             AGAINST          ABSTAIN
                                                                     ---             -------          -------
1.        The approval and adoption of the
          Agreement and Plan of Merger between
          SWVA Bancshares, Inc. and FNB Corporation                  |_|               |_|              |_|

            The Board of Directors recommends a vote "FOR" Proposal 1.

                                                                    FOR            WITHHELD
2.        The election as director of all nominees
          listed below with terms expiring in 2003:                  |_|               |_|
          D.W. Shilling
          B.L. Rakes

INSTRUCTIONS: To withhold your vote for any individual nominee or nominees, mark the "WITHHELD" box and write the nominee's name or their names on the line provided below.

          The Board of Directors recommends a vote "FOR" Proposal 2.

                                                                     FOR             AGAINST          ABSTAIN
                                                                     ---             -------          -------
3.        The ratification of the appointment of Cherry
          Bekaert & Holland L.L.P. as independent auditors
          of SWVA for the fiscal year ending
          June 30, 2001.                                             |_|               |_|              |_|

          The Board of Directors recommends a vote "FOR" Proposal 3.

                                                                     FOR             AGAINST          ABSTAIN
                                                                     ---             -------          -------
4.        In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof, including to vote in favor of an adjournment of the meeting, if necessary, in order to solicit additional votes in favor of approval of the Agreement and
          Plan of Merger.                                            |_|               |_|              |_|

          The Board of Directors recommends a vote "FOR" Proposal 3.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the meeting, or at any adjournments thereof, and after notification to the Secretary of SWVA at the meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of SWVA of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from SWVA prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a proxy statement/prospectus dated ________________, 2001.


                                                     Please check here if you
Dated:                        , 2001       |_|       plan to attend the meeting.
       ------------------------



-------------------------                --------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


-------------------------                --------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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